UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 20, 2004

                                PPT VISION, INC.
                                ----------------
             (Exact name of Registrant as specified in its charter)

         Minnesota                     0-11518                   41-1413345
         ---------                     -------                   ----------
(State or other jurisdiction       (Commission File           (I.R.S. Employer
     of incorporation)                 Number)               Identification No.)

12988 Valley View Road
Eden Prairie, Minnesota                                            55344
-----------------------                                            -----
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (952) 996-9500


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Items 1-6 and 8-11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------

99.1 Press release issued May 20, 2004, announcing results of operations for the quarter ended April 30, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, PPT VISION, Inc. hereby furnishes a press release, issued on May 20, 2004 disclosing material non-public information regarding its results of operations for the quarter ended April 30, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     PPT VISION, INC.

                                                     By  /s/  Timothy C. Clayton
                                                         -----------------------
                                                         Timothy C. Clayton
                                                         Chief Financial Officer

Dated: May 20, 2004